UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2014

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2014, Mr. John W. Gamble, Jr. announced his resignation as Executive Vice President and Chief Financial Officer of Lexmark International, Inc. (the “Company”), effective May 20, 2014.  The Company has accepted Mr. Gamble’s resignation and appointed Gary D. Stromquist as interim Vice President and Chief Financial Officer.  As interim Chief Financial Officer, Mr. Stromquist will become the Company’s principal financial officer and principal accounting officer, roles currently held by Mr. Gamble.

Mr. Gamble intends to pursue other professional opportunities and the Company wishes him well in his new endeavors.  In connection with his resignation, Mr. Gamble acknowledged that his resignation did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments.  During Mr. Gamble’s nearly nine years at the Company, he has played an instrumental role in the Company’s transformation from hardware to an end-to-end solutions provider and the Company greatly appreciates his leadership during that process.

Mr. Stromquist has been with Lexmark since its inception and has served as the Company’s Vice President of Imaging Solutions and Services and Corporate Finance since June 2009.  From July 2001 to June 2009, Mr. Stromquist served as Vice President and Corporate Controller of the Company.  Prior to such time, Mr. Stromquist served as a Vice President of OEM and alliances and Vice President of the Company’s former Consumer Printer Division.  He began his career with IBM, holding various accounting and financial staff and management positions.  Mr. Stromquist holds a bachelor’s degree in accounting from the University of Kentucky and a master’s in business administration from Xavier University.

Item 8.01. Other Events.

A copy of the press release issued by the Company on May 12, 2014 announcing the appointment of Mr. Stromquist as interim Chief Financial Officer and Mr. Gamble’s resignation as Executive Vice President and Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Lexmark International, Inc., dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

May 12, 2014	By:	/s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Lexmark International, Inc., dated May 12, 2014.